UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009 (December 22, 2009)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Annual Meeting of Stockholders

On December 22, 2009, an Annual Meeting of Stockholders of Xfone, Inc. (the “Company”) was held at the offices of Gersten Savage LLP in New York, New York. The following items were approved by the Company’s stockholders at the Annual Meeting:

(i) The re-election of Eyal Josef Harish, Aviu Ben-Horrin, Itzhak Almog and Israel Singer, and the election of Arie Rosenfeld, as directors of the Company, each such director to serve until the 2010 Annual Meeting of Stockholders of the Company and until his successor is duly elected and qualified or until his earlier resignation, removal or death; and

(ii) The appointment of Baker Tilly Virchow Krause, LLP (formerly, Virchow, Krause & Company, LLP) and Baker Tilly (Horowitz Idan Goldstein Sabo Tevet) (formerly, Goldstein Sabo Tevet), independent members of Baker Tilly International as the Company's Independent Certified Public Accountants, for the fiscal year ending December 31, 2009, and the first quarter of the fiscal year ending December 31, 2010.

The definitive Proxy Statement was filed on November 4, 2009 with the U.S. Securities and Exchange Commission (File No. 001-32521) and can be viewed at:  www.sec.gov

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 22, 2009	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director